UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04052

Legg Mason Partners Money Market Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	August 31, 2014

WESTERN ASSET

TAX FREE RESERVES

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes*, preservation of capital and liquidity.

*	A portion of the income may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Tax Free Reserves for the twelve-month reporting period ended August 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

September 26, 2014

II	Western Asset Tax Free Reserves

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. During the twelve months ended August 31, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as the final estimate for second quarter GDP growth, released after the reporting period ended, was 4.6%, suggesting this recovery has some resilience as it continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures, increased private inventory investment and exports, as well as an upturn in state and local government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period. After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI peaked in August 2014, with a reading of 59.0, representing its highest reading since March 2011, and seventeen of the eighteen industries within the PMI expanded.

The U.S. job market continues to improve. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.2%. Unemployment fell to 7.0% in November 2013 and generally declined over the next several months, reaching a low of 6.1% in June 2014. This represented the lowest level since September 2008. The unemployment rate then ticked up to 6.2% in July 2014, but again fell to 6.1% in August 2014. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in August 2014, equaling its lowest level since 1978.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per

Western Asset Tax Free Reserves	III

Investment commentary (cont’d)

month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next five meetings (January, March, April, June, and July 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on September 17, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in October, it will buy a total of $15 billion per month ($5 billion per month of agency MBS and $10 billion per month of longer-term Treasuries). The Fed also said “it likely will be appropriate to maintain the current target range for the federal funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Committee’s 2.0% longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

September 26, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Tax Free Reserves

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity. The Fund invests in securities through an underlying mutual fund, Tax Free Reserves Portfolio (the “Portfolio”), which has the same goals and strategies as the Fund.

Under normal market conditions, the Portfolio invests at least 80% of its assets in short-term, high-quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax (“AMT”). Municipal securities include debt obligations issued by any of the fifty states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations (“VRDOs”)i, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

The Portfolio invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by Western Asset Management Company (“Western Asset”), the Fund’s and the Portfolio’s subadviser, to be of equivalent quality. Under normal circumstances, the Portfolio may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax and/or the AMT, although for temporary or defensive purposes, the Portfolio may invest an unlimited amount in such securities.

As a money market fund, the Fund tries to maintain a share price of $1.00 and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced periods of volatility but generally outperformed equal-durationii Treasuries over the twelve months ended August 31, 2014. Risk aversion was prevalent at times given mixed economic data, shifting monetary policy by the Federal Reserve Board (“Fed”)iii and several geopolitical issues. However, these factors were generally overshadowed by solid demand from investors looking to generate incremental yield in the low interest rate environment.

Short-term Treasury yields moved higher, whereas longer-term Treasury yields declined during the twelve months ended

Western Asset Tax Free Reserves 2014 Annual Report	1

Fund overview (cont’d)

August 31, 2014. Two-year Treasury yields rose from 0.39% at the beginning of the period to 0.48% at the end of the period. Their peak of 0.56% occurred on July 30, 2014 and they were as low as 0.28% in late November and early December 2013. Ten-year Treasury yields were 2.78% at the beginning of the period and reached a low of 2.34% on August 15 and August 28, 2014. Their peak of 3.04% occurred on December 31, 2013 and they ended the reporting period at 2.35%.

While the Fed tapered its monthly asset purchases and announced that this phase of quantitative easing would likely end in October 2014, it kept the federal funds rateiv at a historically low range between zero and 0.25%. As a result, the yields available from money market securities remained very low during the twelve months ended August 31, 2014. For example, the three-month Treasury bill was 0.03% as of August 31, 2014. The same dynamic held true for the six-month and one-year Treasury bills, as they ended the reporting period at 0.05% and 0.09%, respectively. In addition, at its July 2014 meeting, the Fed said “…it likely will be appropriate to maintain the current target range for the federal funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Committee’s 2.0% longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

Despite a few high profile issues, the overall municipal bond market in the U.S. continued to improve during the twelve months ended August 31, 2014. Moody’s Investors Service recently reported that for the first time since 2008, it upgraded more debt than it downgraded. This was partly driven by the upgrades of the states of California and New York. Meanwhile, the national economy continued on a path of slow growth and the unemployment rate declined during the reporting period. In fiscal 2015, which for most states began July 1, 2014, state revenue for the nation as a whole is projected to grow 3.2%, according to the National Association of State Budget Officers. However, Governors are largely holding spending in check. On average, among the 50 states, it is projected that aggregate budget growth of 2.9% is anticipated for the coming year. Total spending remains below the 2008 pre-recession high after adjusting for inflation, a sign that fiscal management has improved. However, state and local governments remain challenged by defined benefit pension liabilities, which by various measures are underfunded by $1 to $3 billion. Driven by better disclosure and public pressure, politicians have addressed this looming threat by raising contributions and cutting benefits, although mostly for new employees. These liabilities are an area of concern and could limit the extent of future credit improvement in the tax exempt market.

Q. How did we respond to these changing market conditions?

A. Given prevailing market conditions, we maintained our emphasis on high-quality, top tier securities, as we looked to maximize income while preserving capital, along with maintaining liquidity and diversification.

We also felt that maintaining ample liquidity was appropriate given the uncertainties related to impending final U.S. Securities and Exchange Commission (“SEC”)v rules that govern money market mutual funds.

Against this backdrop and given our focus on liquidity, a major emphasis throughout

2	Western Asset Tax Free Reserves 2014 Annual Report

the reporting period was to maintain a large portion of the Fund’s assets in daily and weekly VRDOs.

Performance review

As of August 31, 2014, the seven-day current yield for Class N shares of Western Asset Tax Free Reserves was 0.02% and the seven-day effective yield, which reflects compounding, was 0.02%.1

Certain investors may be subject to the AMT, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Western Asset Tax Free Reserves Yields as of August 31, 2014 (unaudited)
	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]
Class N	0.02%	0.02%
Class A	0.02%	0.02%
Class B	0.02%	0.02%
Class C	0.02%	0.02%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at ww.leggmason.com/individualinvestors.

Absent fee waivers and/or expense reimbursements, the seven-day current yield would have been -0.78% and the seven-day effective yield would have been -0.77% for Class N shares; the seven-day current yield would have been -0.64% and the seven-day effective yield would have been -0.63% for Class A shares; the seven-day current yield would have been -1.76% and the seven-day effective yield would have been -1.74% for Class B shares and the seven-day current yield and the seven-day effective yield for Class C shares would have been -1.01%.

The manager has voluntarily undertaken to limit Fund expenses in order to maintain a minimum yield. Such expense limitations may fluctuate daily and are voluntary and temporary and may be terminated by the manager at any time without notice.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What were the most significant factors affecting Fund performance?

A. As has been the case for several years, the municipal money market yield curvevi was relatively flat during the reporting period. As such, there were typically only small differences between the yields available from shorter-term municipal money market securities and longer-term securities. Given the flat yield curve, along with questions regarding the SEC’s final rules, we maintained a large allocation to VRDOs. In an attempt to generate incremental yield, at times we also selectively purchased high-

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Western Asset Tax Free Reserves 2014 Annual Report	3

Fund overview (cont’d)

quality tax-exempt commercial paper with three- to five-month maturities, as well as municipal notes with maturities between nine- and twelve-months.

We also participated in relatively smaller note offerings that met our stringent quality and liquidity requirements. Overall, these actions were successful in helping the Fund to lock in somewhat higher yields.

Given an adequate supply of U.S. VRDOs, along with continued economic weakness in Europe and challenges facing certain European financial institutions, we maintained very minimal exposure to VRDOs backed by European banks.

Q. Were there any regulatory updates during the Fund’s reporting period?

A. On July 23, 2014, the SEC adopted changes to the rules that govern the operation of money market funds (“MMFs”). The rules require institutional prime and institutional municipal MMFs to have a floating net asset value (“NAV”)vii per share, similar to non-money market mutual funds, while permitting government MMFs and retail MMFs the continued ability to maintain a constant dollar price. In addition, the SEC has empowered a fund’s board of trustees to temporarily impose fees on redemptions (liquidity fees) or to temporarily suspend redemptions (redemption gates) if a fund’s liquid assets fall below certain levels. These reforms will be implemented in stages, including a two-year period for compliance with the rules relating to floating NAV, liquidity fees and redemption gates.

Thank you for your investment in Western Asset Tax Free Reserves. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 16, 2014

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is still possible to lose money by investing in the Fund. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

4	Western Asset Tax Free Reserves 2014 Annual Report

[i]	Variable rate demand obligations (“VRDOs”) are floating rate debt obligations whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The U.S. Securities and Exchange Commission (“SEC”) is an agency of the U.S. government. It holds primary responsibility for enforcing the federal securities laws and regulating the securities industry, the nation’s stock and options exchanges, and other activities and organizations, including the electronic securities markets in the U.S.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

Western Asset Tax Free Reserves 2014 Annual Report	5

Portfolio at a glance† (unaudited)

Tax Free Reserves Portfolio

The Fund invests all of its investable assets in Tax Free Reserves Portfolio, the investment breakdown of which is shown below.

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of August 31, 2014 and August 31, 2013. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

6	Western Asset Tax Free Reserves 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2014 and held for the six months ended August 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3,4]	Expenses Paid During the Period[5]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3,4]	Expenses Paid During the Period[5]
Class N	0.01%	$1,000.00	$1,000.10	0.09%	$0.45	Class N	5.00%	$1,000.00	$1,024.75	0.09%	$0.46
Class A	0.01	1,000.00	1,000.10	0.10	0.50	Class A	5.00	1,000.00	1,024.70	0.10	0.51
Class B	0.01	1,000.00	1,000.10	0.10	0.50	Class B	5.00	1,000.00	1,024.70	0.10	0.51
Class C	0.01	1,000.00	1,000.10	0.10	0.50	Class C	5.00	1,000.00	1,024.70	0.10	0.51

Western Asset Tax Free Reserves 2014 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended August 31, 2014.

[2]

Assumes the reinvestment of all distributions at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	In order to maintain a minimum yield, additional waivers were implemented.

[4]	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

[5]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Tax Free Reserves 2014 Annual Report

Statement of assets and liabilities

August 31, 2014

Assets:
Investment in Tax Free Reserves Portfolio, at value	$157,016,199
Receivable from investment manager	39,758
Receivable for Fund shares sold	37,769
Prepaid expenses	52,991
Total Assets	157,146,717

Liabilities:
Service and/or distribution fees payable	23,511
Payable for Fund shares repurchased	6,563
Distributions payable	1,035
Trustees’ fees payable	262
Accrued expenses	59,310
Total Liabilities	90,681
Total Net Assets	$157,056,036

Net Assets:
Par value (Note 5)	$1,571
Paid-in capital in excess of par value	157,116,456
Overdistributed net investment income	(38,012)
Accumulated net realized loss on investments	(23,979)
Total Net Assets	$157,056,036

Shares Outstanding:
Class N	72,770,604
Class A	83,768,100
Class B	123,528
Class C	413,461

Net Asset Value:
Class N	$1.00
Class A	$1.00
Class B	$1.00
Class C	$1.00

See Notes to Financial Statements.

Western Asset Tax Free Reserves 2014 Annual Report	9

Statement of operations

For the Year Ended August 31, 2014

Investment Income:
Income from Tax Free Reserves Portfolio	$241,351
Allocated expenses from Tax Free Reserves Portfolio	(388,123)
Allocated waiver from Tax Free Reserves Portfolio	190,798
Total Investment Income	44,026

Expenses:
Investment management fee (Note 2)	939,968
Service and/or distribution fees (Notes 2 and 3)	310,013
Registration fees	73,245
Transfer agent fees (Note 3)	41,591
Shareholder reports	41,131
Audit and tax fees	25,840
Legal fees	23,068
Litigation fees (Note 2)	22,603
Fund accounting fees	6,300
Insurance	5,209
Trustees’ fees	3,905
Miscellaneous expenses	5,748
Total Expenses	1,498,621
Less: Fee waivers and/or expense reimbursements (Notes 2 and 3)	(1,496,379)
Net Expenses	2,242
Net Investment Income	41,784
Net Realized Loss on Investments from Tax Free Reserves Portfolio	(3,955)
Increase in Net Assets from Operations	$37,829

See Notes to Financial Statements.

10	Western Asset Tax Free Reserves 2014 Annual Report

Statements of changes in net assets

For the Years Ended August 31,	2014	2013

Operations:
Net investment income	$41,784	$34,719
Net realized gain (loss)	(3,955)	16,476
Increase in Net Assets From Operations	37,829	51,195

Distributions to Shareholders From (Notes 1 and 4):
Net investment income	(41,763)	(34,602)
Decrease in Net Assets From Distributions to Shareholders	(41,763)	(34,602)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	375,818,012	571,654,110
Reinvestment of distributions	17,174	10,487
Cost of shares repurchased	(433,885,983)	(770,578,337)
Decrease in Net Assets From Fund Share Transactions	(58,050,797)	(198,913,740)
Decrease in Net Assets	(58,054,731)	(198,897,147)

Net Assets:
Beginning of year	215,110,767	414,007,914
End of year*	$157,056,036	$215,110,767
*Includesoverdistributed net investment income of:	$(38,012)	$(38,033)

See Notes to Financial Statements.

Western Asset Tax Free Reserves 2014 Annual Report	11

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class N Shares	2014[1]	2013[1]	2012	2011	2010

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income[2]	0.000	0.000	0.000	0.000	0.000
Net realized gain (loss)	—	0.000 [2]	(0.000) [2]	0.000 [2]	0.000	[2]
Total income from operations[2]	0.000	0.000	0.000	0.000	0.000

Less distributions from:
Net investment income[2]	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)
Total distributions[2]	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[3]	0.02%	0.01%	0.01%	0.01%	0.01%

Net assets, end of year (000s)	$72,765	$58,698	$262,652	$229,372	$192,418

Ratios to average net assets:
Gross expenses[4,5]	1.00%[6]	1.00%[6]	0.79%	0.80%	0.82%[7]
Net expenses4,,8,9,10	0.09	0.18	0.25	0.37	0.32	[7]
Net investment income	0.02	0.01	0.01	0.01	0.01

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

[5]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 1.00%, 0.97%, 0.78%, 0.79% and 0.79% for the years ended August 31, 2014, 2013, 2012, 2011 and 2010, respectively.

[6]	The gross expenses do not reflect the reduction in the Fund’s management fee by the amount paid by the Fund for its allocable share of the management fee paid by Tax Free Reserves Portfolio.

[7]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.81% and 0.31%, respectively, for the year ended August 31, 2010.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class N shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[10]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

12	Western Asset Tax Free Reserves 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class A Shares	2014[1]	2013	2012	2011	2010[2]

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income[3]	0.000	0.000	0.000	0.000	0.000
Net realized gain (loss)[3]	(0.000)	0.000	(0.000)	0.000	0.000
Total income from operations[3]	0.000	0.000	0.000	0.000	0.000

Less distributions from:
Net investment income[3]	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)
Total distributions[3]	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[4]	0.02%	0.01%	0.01%	0.01%	0.00%[5]

Net assets, end of year (000s)	$83,754	$156,071	$151,219	$123,474	$75

Ratios to average net assets:
Gross expenses[6]	0.85%[7,8]	0.85%[7,8]	0.65%[7]	0.63%	0.69%[9]
Net expenses[6,10,11,12]	0.10	0.16	0.25	0.33	0.38	[9]
Net investment income	0.02	0.01	0.01	0.01	0.02	[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 17, 2010 (inception date) to August 31, 2010.

[3]	Amount represents less than $0.0005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Amount represents less than 0.005%.

[6]	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

[7]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.84%, 0.82% and 0.64% for the years ended August 31, 2014, 2013 and 2012, respectively.

[8]	The gross expenses do not reflect the reduction in the Fund’s management fee by the amount paid by the Fund for its allocable share of the management fee paid by Tax Free Reserves Portfolio.

[9]	Annualized.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[12]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

Western Asset Tax Free Reserves 2014 Annual Report	13

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class B Shares	2014[1]	2013[1]	2012	2011	2010[2]

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income[3]	0.000	0.000	0.000	0.000	0.000
Net realized gain (loss)[3]	(0.000)	0.000	(0.000)	0.000	0.000
Total income from operations[3]	0.000	0.000	0.000	0.000	0.000

Less distributions from:
Net investment income[3]	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)
Total distributions[3]	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[4]	0.02%	0.01%	0.01%	0.01%	0.00%[5]

Net assets, end of year (000s)	$124	$223	$137	$184	$47

Ratios to average net assets:
Gross expenses[6]	1.73%[7,8]	1.76%[7,8]	1.61%[7]	1.42%	1.09%[9]
Net expenses[6,10,11,12]	0.10	0.15	0.25	0.37	0.39	[9]
Net investment income	0.02	0.02	0.01	0.01	0.01	[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 19, 2010 (inception date) to August 31, 2010.

[3]	Amount represents less than $0.0005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Amount represents less than 0.005%.

[6]	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

[7]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 1.72%, 1.73% and 1.60% for the years ended August 31, 2014, 2013 and 2012, respectively.

[8]	The gross expenses do not reflect the reduction in the Fund’s management fee by the amount paid by the Fund for its allocable share of the management fee paid by Tax Free Reserves Portfolio.

[9]	Annualized.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[12]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

14	Western Asset Tax Free Reserves 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class C Shares[1]	2014	2013[2]

Net asset value, beginning of year	$1.000	$1.000

Income (loss) from operations:
Net investment income[3]	0.000	0.000
Net realized gain (loss)[3]	(0.000)	0.000
Total income from operations[3]	0.000	0.000

Less distributions from:
Net investment income[3]	(0.000)	(0.000)
Total distributions[3]	(0.000)	(0.000)

Net asset value, end of year	$1.000	$1.000
Total return[4]	0.02%	0.01%

Net assets, end of year (000s)	$413	$119

Ratios to average net assets:
Gross expenses[5,6,7]	1.53%	1.51%[8]
Net expenses[5,9,10,11]	0.10	0.16	[8]
Net investment income	0.02	0.01	[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 23, 2012 (inception date) to August 31, 2013.

[3]	Amount represents less than $0.0005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

[6]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 1.51% and 1.47% for the year ended August 31, 2014 and the period ended August 31, 2013, respectively.

[7]	The gross expenses do not reflect the reduction in the Fund’s management fee by the amount paid by the Fund for its allocable share of the management fee paid by Tax Free Reserves Portfolio.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[11]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

Western Asset Tax Free Reserves 2014 Annual Report	15

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Tax Free Reserves (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Money Market Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Tax Free Reserves Portfolio (the “Portfolio”), a separate investment series of Master Portfolio Trust, that has substantially the same investment objective as the Fund.

The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The Fund records its investment in the Portfolio at value. The value of such investment in the Portfolio reflects the Fund’s proportionate interest (23.3% at August 31, 2014) in the net assets of the Portfolio.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The disclosure and valuation of securities held by the Portfolio are discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income. The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

(c) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

(d) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are

16	Western Asset Tax Free Reserves 2014 Annual Report

recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

(g) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Realized Loss	Paid-in Capital
(a)	$226	$(226)

(a)	Reclassifications are primarily due to the expiration of a capital loss carryfoward.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s and the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreements the Fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.450% on assets up to and

Western Asset Tax Free Reserves 2014 Annual Report	17

Notes to financial statements (cont’d)

including $1 billion; 0.425% on assets over $1 billion, up to and including $2 billion; 0.400% on assets over $2 billion, up to and including $5 billion; 0.375% on assets over $5 billion, up to and including $10 billion; and 0.350% on assets over $10 billion.

Since the Fund invests all or substantially all of its investable assets in Tax Free Reserves Portfolio, the investment management fee of the Fund will be reduced by the investment management fee allocated to the Fund by the Tax Free Reserves Portfolio.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class N, Class A, Class B and Class C shares did not exceed 0.75%, 0.60%, 1.10% and 1.10%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The investment manager has voluntarily undertaken to limit Fund expenses in order to maintain a minimum yield. Such expense limitations may fluctuate daily and are voluntary and temporary and may be terminated by the investment manager at any time without notice.

During the year ended August 31, 2014, fees waived and/or expenses reimbursed amounted to $1,473,776. In addition, during the year ended August 31, 2014, the Fund was reimbursed for litigation fees amounting to $22,603.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution and service plan under the 1940 Act, and under that plan, the Fund pays a service and/or distribution fee with respect to its Class N, Class A, Class B and Class C shares calculated at an annual rate not to exceed 0.25%, 0.10%, 0.50% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued and paid monthly.

18	Western Asset Tax Free Reserves 2014 Annual Report

For the year ended August 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class N	$163,784	$13,124
Class A	142,652	26,004
Class B	1,027	1,016
Class C	2,550	1,447
Total	$310,013	$41,591

For the year ended August 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class N	$536,927
Class A	949,453
Class B	3,165
Class C	6,834
Total	$1,496,379

4. Distributions to shareholders by class

	Year Ended August 31, 2014	Year Ended August 31, 2013
Net Investment Income:
Class N	$13,084	$10,863
Class A	28,533	23,694
Class B	42	27
Class C	104	18	[1]
Total	$41,763	$34,602

[1]	For the period November 23, 2012 (inception date) to August 31, 2013.

5. Shares of beneficial interest

At August 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended August 31, 2014	Year Ended August 31, 2013
Class N
Shares sold	126,298,213	170,985,823
Shares issued on reinvestment	8,787	5,198
Shares repurchased	(112,240,816)	(374,958,252)
Net increase (decrease)	14,066,184	(203,967,231)

Western Asset Tax Free Reserves 2014 Annual Report	19

Notes to financial statements (cont’d)

	Year Ended August 31, 2014	Year Ended August 31, 2013
Class A
Shares sold	248,185,855	399,112,571
Shares issued on reinvestment	8,248	5,244
Shares repurchased	(320,506,537)	(394,268,917)
Net increase (decrease)	(72,312,434)	4,848,898

Class B
Shares sold	124,406	149,049
Shares issued on reinvestment	42	27
Shares repurchased	(223,749)	(63,190)
Net increase (decrease)	(99,301)	85,886

Class C
Shares sold	1,209,538	1,406,667	[1]
Shares issued on reinvestment	97	18	[1]
Shares repurchased	(914,881)	(1,287,978)	[1]
Net increase	294,754	118,707	[1]

[1]	For the period November 23, 2012 (inception date) to August 31, 2013.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued on reinvestment of dividends declared, and shares repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding fund share transactions.

6. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class N	Class A	Class B	Class C
Daily 9/30/2014	$0.000016	$0.000016	$0.000016	$0.000016

The tax character of distributions paid during the fiscal years ended August 31, was as follows:

	2014	2013
Distributions Paid From:
Tax-exempt income	$41,763	$34,602

As of August 31, 2014, there were no significant differences between the book and tax components of net assets.

As of August 31, 2014, the Fund had capital losses of $3,955 that have been deferred in the current year as either short-term or long-term losses. These losses will be deemed to arise on the first day of the next taxable year in the same character as they were originally deferred and will also be available to offset future taxable capital gains. These losses must be utilized before any of the fund’s capital loss carryforward may be utilized.

20	Western Asset Tax Free Reserves 2014 Annual Report

Additionally, as of August 31, 2014, the Fund had the following net short-term capital loss carryforward remaining:

Year of Expiration	Amount
8/31/2017	$(19,297)
8/31/2018	(727)
$(20,024)

These amounts will also be available to offset any future taxable capital gains.

7. Money market fund reform

In July 2014, the U.S. Securities and Exchange Commission adopted money market fund reform to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The reforms will require institutional prime and institutional municipal money market funds to sell and redeem shares at prices based on their market value (a floating net asset value). The reforms will also allow money market funds to impose liquidity fees and suspend redemptions temporarily, and will impose new requirements related to diversification, stress testing, and disclosure. As a result, the Fund may be required to implement changes that will impact and may adversely affect the Fund and its investors. The new rules will take effect in stages over the next two years.

Western Asset Tax Free Reserves 2014 Annual Report	21

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Money Market Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Tax Free Reserves (the “Fund”), a series of Legg Mason Partners Money Market Trust, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by examination of the underlying Tax Free Reserves Portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Tax Free Reserves as of August 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 17, 2014

22	Western Asset Tax Free Reserves 2014 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Tax Free Reserves (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926 or 1-203-703-6002.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Western Asset Tax Free Reserves	23

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 and since 2013
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

24	Western Asset Tax Free Reserves

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Western Asset Tax Free Reserves	25

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 169 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee	157
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

26	Western Asset Tax Free Reserves

Additional Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Tax Free Reserves	27

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steve Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

28	Western Asset Tax Free Reserves

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Western Asset Tax Free Reserves	29

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended August 31, 2014 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

30	Western Asset Tax Free Reserves

Schedule of investments

August 31, 2014

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 99.9%
Alabama — 3.8%
Huntsville, AL, Health Care Authority, TECP:
Huntsville Hospital	0.100%	9/4/14	$16,950,000	$16,950,000
Huntsville Hospital	0.070%	9/16/14	8,800,000	8,800,000
Total Alabama				25,750,000
Arizona — 0.5%
Arizona State School Facilities Board Revenue	5.000%	1/1/15	100,000	101,581
Maricopa County, AZ, IDA, MFH Revenue, Refunding, Sonora Vista II Apartments, LOC-Wells Fargo Bank N.A.	0.200%	12/1/39	1,135,000	1,135,000	(a)(b)(c)
Phoenix, AZ, IDA, MFH Revenue, Refunding, Sunrise Vista Apartments-A, LOC-Wells Fargo Bank N.A.	0.200%	6/1/31	1,990,000	1,990,000	(a)(b)(c)
Total Arizona				3,226,581
California — 11.1%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Pathways Home Health Hospice, LOC-U.S. Bank	0.060%	10/1/34	4,480,000	4,480,000	(a)(b)
Alameda County, CA, IDA Revenue, JMS Family Partnership, LOC-Wells Fargo Bank N.A.	0.060%	10/1/25	2,230,000	2,230,000	(a)(b)(c)
California Infrastructure & Economic Development Bank Revenue:
Buck Institute for Age Research, LOC-U.S. Bank N.A.	0.040%	11/15/37	3,375,000	3,375,000	(a)(b)
Loyola High School District, LOC-First Republic Bank, FHLB	0.050%	12/1/35	4,800,000	4,800,000	(a)(b)
California State Health Facilities Financing Authority Revenue, Scripps Health, LOC-Northern Trust Co.	0.040%	10/1/31	500,000	500,000	(a)(b)
California State PCFA, PCR, Pacific Gas & Electric, LOC-JPMorgan Chase	0.020%	11/1/26	300,000	300,000	(a)(b)
California State PCFA, Solid Waste Disposal Revenue:
Bay Counties Waste Services Inc., LOC-Comerica Bank	0.090%	8/1/41	3,560,000	3,560,000	(a)(b)(c)
Burrtec Waste Group Inc., LOC-U.S. Bank N.A.	0.080%	10/1/38	5,210,000	5,210,000	(a)(b)(c)
Crown Disposal Co. Inc., LOC-Union Bank N.A.	0.050%	9/1/30	2,750,000	2,750,000	(a)(b)
Metropolitan Recycling LLC Project, LOC-Comerica Bank	0.090%	6/1/42	1,620,000	1,620,000	(a)(b)(c)
Mill Valley Refuse Service Inc. Project, LOC-Comerica Bank	0.090%	2/1/44	1,165,000	1,165,000	(a)(b)(c)
Recycling Industries Inc. Project, LOC-Comerica Bank	0.090%	11/1/41	2,210,000	2,210,000	(a)(b)(c)
California State, GO:
Kindergarten, LOC-Citibank N.A.	0.030%	5/1/34	255,000	255,000	(a)(b)
LOC-Bank of Montreal	0.040%	5/1/33	2,870,000	2,870,000	(a)(b)
California Statewide CDA Revenue:
Kaiser Permanente	0.030%	4/1/36	1,400,000	1,400,000	(a)(b)
Kaiser Permanente	0.030%	4/1/38	1,200,000	1,200,000	(a)(b)
Kaiser Permanente	0.030%	4/1/46	6,800,000	6,800,000	(a)(b)

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2014 Annual Report	31

Schedule of investments (cont’d)

August 31, 2014

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
California — continued
California Statewide CDA, MFH Revenue, David Avenue Apartments, FHLMC, LIQ-FHLMC	0.060%	12/1/42	$880,000	$880,000	(a)(b)(c)
Calleguas-Las Virgenes, CA, Public Financing Authority Revenue, Municipal Water District Project, LOC-Wells Fargo Bank N.A.	0.030%	7/1/37	700,000	700,000	(a)(b)
Central Basin Municipal Water District, CA, COP, LOC-U.S. Bank N.A.	0.030%	8/1/37	2,075,000	2,075,000	(a)(b)
Irvine, CA, USD Special Tax Revenue, Community Facilities District No. 09-1, LOC-U.S. Bank N.A.	0.030%	9/1/51	1,300,000	1,300,000	(a)(b)
Long Beach, CA, Health Facilities Revenue, Memorial Health Services	0.040%	10/1/16	550,000	550,000	(a)(b)
Los Angeles, CA, Department of Water & Power Revenue:
Royal Bank of Canada	0.020%	7/1/35	2,300,000	2,300,000	(a)(b)
SPA-Bank of America N.A., Bayerische Landesbank, Dexia Credit Local, JPMorgan Chase, Landesbank Baden-Wurttemberg, State Street Bank & Trust Co., Westdeutsche Landesbank	0.030%	7/1/34	800,000	800,000	(a)(b)
Subordinated, SPA-Bank of America	0.020%	7/1/34	4,700,000	4,700,000	(a)(b)
Madera, CA, Public Financing Authority Lease Revenue, Municipal Golf Course Refing Project, LOC-Union Bank N.A.	0.050%	11/1/23	925,000	925,000	(a)(b)
Sacramento County, CA, Housing Authority, MFH Revenue, Chesapeake Commons, Wasatch Pool Holdings LLC, FNMA, LIQ-FNMA	0.060%	2/15/31	12,200,000	12,200,000	(a)(b)(c)
San Diego County, CA, Regional Transportation Commission, Sales Tax Revenue, SPA-JPMorgan Chase	0.050%	4/1/38	500,000	500,000	(a)(b)
San Mateo County, CA, Joint Powers Financing Authority, Lease Revenue, Public Safety Project, LOC-Wells Fargo Bank N.A.	0.050%	4/1/39	575,000	575,000	(a)(b)
Santa Clara Valley, CA, Transportation Authority, Sales Tax Revenue:
SPA-JPMorgan Chase	0.030%	4/1/36	500,000	500,000	(a)(b)
SPA-Sumitomo Mitsui Banking	0.030%	4/1/36	375,000	375,000	(a)(b)
SPA-Sumitomo Mitsui Banking	0.040%	4/1/36	200,000	200,000	(a)(b)
Southern California State Public Power Authority Revenue, Magnolia Power Project, LOC-Wells Fargo Bank	0.030%	7/1/36	500,000	500,000	(a)(b)
University of California, CA, Revenues	0.030%	5/15/48	1,000,000	1,000,000	(a)(b)
Total California				74,805,000
Colorado — 0.8%
Colorado Educational and Cultural Facilities, Nature Conservancy, Project A	0.060%	7/1/27	334,000	334,000	(a)(b)
Colorado Housing & Finance Authority, Multi-Family, SPA-FHLB	0.080%	10/1/21	1,485,000	1,485,000	(a)(b)(c)
Colorado Springs, CO, Revenue, Utilities Revenue, Subordinated Lien, SPA-Dexia Credit Local	0.070%	11/1/23	3,500,000	3,500,000	(a)(b)
Total Colorado				5,319,000

See Notes to Financial Statements.

32	Tax Free Reserves Portfolio 2014 Annual Report

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Connecticut — 4.9%
Connecticut Innovations Inc., CT, Revenue, Connecticut State General Fund Obligation	4.000%	4/15/15	$200,000	$204,652
Connecticut State HEFA Revenue:
Choate Rosemary Hall, LOC-JPMorgan Chase	0.050%	7/1/37	4,800,000	4,800,000	(a)(b)
Hospital for Special Care, LOC-Webster Bank N.A., FHLB	0.050%	7/1/37	1,210,000	1,210,000	(a)(b)
Hotchkiss School, SPA-U.S. Bank N.A.	0.050%	7/1/30	3,000,000	3,000,000	(a)(b)
Trinity College, LOC-JPMorgan Chase	0.050%	7/1/34	1,265,000	1,265,000	(a)(b)
Wesleyan University	0.030%	7/1/40	4,700,000	4,700,000	(a)(b)
Yale University	0.020%	7/1/35	1,030,000	1,030,000	(a)(b)
Yale University	0.030%	7/1/35	3,100,000	3,100,000	(a)(b)
Yale University	0.020%	7/1/36	1,040,000	1,040,000	(a)(b)
Yale University	0.030%	7/1/36	1,000,000	1,000,000	(a)(b)
Connecticut State HFA Revenue	1.100%	11/15/14	200,000	200,338
Connecticut State HFA, Housing Mortgage Finance Program Revenue:
LOC-Bank of Tokyo-Mitsubishi UFJ	0.060%	11/15/34	980,000	980,000	(a)(b)
SPA-Bank of Tokyo-Mitsubishi UFJ	0.070%	5/15/34	4,200,000	4,200,000	(a)(b)
SPA-Bank of Tokyo-Mitsubishi UFJ	0.050%	11/15/34	900,000	900,000	(a)(b)
SPA-Bank of Tokyo-Mitsubishi UFJ	0.070%	11/15/41	2,200,000	2,200,000	(a)(b)
SPA-Barclays Bank PLC	0.040%	5/15/35	1,270,000	1,270,000	(a)(b)
SPA-FHLB	0.070%	5/15/31	700,000	700,000	(a)(b)(c)
Litchfield, CT, GO, BAN	1.000%	2/5/15	540,000	541,738
Stamford, CT, Housing Authority, Multi-Family Revenue, Fairfield Apartments Project, FHLMC	0.040%	12/1/28	1,000,000	1,000,000	(a)(b)(c)
Total Connecticut				33,341,728
Delaware — 0.3%
University of Delaware Revenue, SPA-Bank of America N.A.	0.050%	11/1/34	1,950,000	1,950,000	(a)(b)
District of Columbia — 0.3%
District of Columbia Income Tax Secured Revenue	4.000%	12/1/14	200,000	201,854
District of Columbia Revenue, American Sociological Association, LOC-PNC Bank N.A.	0.060%	12/1/37	1,600,000	1,600,000	(a)(b)
Total District of Columbia				1,801,854
Florida — 3.8%
Florida Housing Finance Corp., Multi-Family Mortgage Revenue, Cutler Riverside Preservation Apartments, FHLMC, LIQ-FHLMC	0.070%	6/1/48	4,900,000	4,900,000	(a)(b)(c)
Florida State Water Pollution Control Financing Corp. Revenue, Water Pollution Control	4.000%	1/15/15	150,000	152,081
Gainesville, FL, Utilities System Revenue, SPA-JPMorgan Chase	0.030%	10/1/42	2,100,000	2,100,000	(a)(b)
Highlands County, FL, Health Facilities Authority Revenue:
Adventist Health System	0.040%	11/15/32	300,000	300,000	(a)(b)

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2014 Annual Report	33

Schedule of investments (cont’d)

August 31, 2014

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Adventist Health System	0.040%	11/15/34	$2,900,000	$2,900,000	(a)(b)
Hospital Adventist Health System	0.040%	11/15/33	2,600,000	2,600,000	(a)(b)
Marion County, FL, HFA Revenue, Paddock Apartments, FNMA, LIQ-FNMA	0.060%	10/15/32	1,180,000	1,180,000	(a)(b)
Miami-Dade County, FL, Special Obligation, Juvenile Courthouse, AMBAC, LOC-TD Bank N.A.	0.040%	4/1/43	1,250,000	1,250,000	(a)(b)
Orange County, FL, Housing Finance Authority, Walk Apartments LLC, FNMA, LIQ-FNMA	0.050%	6/1/25	3,305,000	3,305,000	(a)(b)
Palm Beach County, FL, GO	5.500%	12/1/14	100,000	101,304
Palm Beach County, FL, Public Improvement Revenue, Biomedical Research Park Project, XLCA	4.500%	11/1/14	300,000	302,116
Palm Beach County, FL, Water & Sewer Revenue, Florida Power & Light Co. Reclaimed Water Project	5.000%	10/1/14	115,000	115,436
Sarasota County, FL, Public Hospital District Revenue, Sarasota Memorial Hospital, LOC-Northern Trust Co.	0.020%	7/1/37	3,500,000	3,500,000	(a)(b)
Volusia County, FL, HFA, MFH Revenue, Cape Morris Cove Apartments II, LOC-FHLB & JPMorgan Chase	0.070%	10/15/42	2,690,000	2,690,000	(a)(b)(c)
Total Florida				25,395,937
Georgia — 6.1%
Cobb County, GA, Housing Authority Revenue, Walton Reserve Apartments Project, LOC-FHLB & SunTrust Bank	0.050%	10/1/35	15,250,000	15,250,000	(a)(b)(c)
Coweta County, GA, Development Authority Revenue, W.Y. Newnan Holding LLC Project, LOC-Wells Fargo Bank N.A.	0.200%	4/1/32	3,790,000	3,790,000	(a)(b)(c)
De Kalb County, GA, Housing Authority, MFH Revenue, Friendly Heights LP, LOC-FHLMC	0.070%	5/1/34	6,860,000	6,860,000	(a)(b)(c)
Fulton County, GA, Development Authority Revenue, Shepherd Center Inc., LOC-FHLB, SunTrust Bank	0.040%	9/1/35	3,125,000	3,125,000	(a)(b)
Georgia State, GO	5.000%	10/1/14	100,000	100,393
Georgia State, GO	4.000%	1/1/15	100,000	101,251
Georgia State, GO	4.800%	4/1/15	250,000	256,607
Gwinnett County, GA, Development Authority, IDR, Barco Inc. Project, LOC-Branch Banking & Trust	0.090%	11/1/20	5,060,000	5,060,000	(a)(b)(c)
Gwinnett County, GA, GO	5.000%	1/1/15	400,000	406,316
Metropolitan Atlanta Rapid Transit Authority, GA, Sales Tax Revenue, PNC Bank	0.050%	7/1/25	200,000	200,000	(a)(b)
Private Colleges & Universities Authority, GA, Educational Facilities Revenue, Agnes Scott College, LOC-Wells Fargo Bank N.A.	0.050%	6/1/23	840,000	840,000	(a)(b)
Savannah, GA, EDA Revenue, Savannah Country Day School, LOC-Branch Banking & Trust	0.040%	5/1/32	395,000	395,000	(a)(b)
Stephens County, GA, Development Authority, IDR, CMC of Georgia Inc. Project, LOC-Branch Banking & Trust	0.090%	8/1/21	4,400,000	4,400,000	(a)(b)(c)
Total Georgia				40,784,567

See Notes to Financial Statements.

34	Tax Free Reserves Portfolio 2014 Annual Report

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Illinois — 8.4%
Bloomington & Normal, IL, Airport Authority Revenue, Central Illinois Regional Airport, LOC-Northern Trust Co.	0.090%	1/1/27	$2,320,000	$2,320,000	(a)(b)
Chicago, IL, Midway Airport Revenue, LOC-Bank of Montreal	0.080%	1/1/35	5,245,000	5,245,000	(a)(b)(c)
Chicago, IL, Renaissance Center LP, LOC-Harris Trust and Savings Bank	0.160%	10/1/34	2,380,000	2,380,000	(a)(b)(c)
Chicago, IL, Tax Increment Revenue, Tax Allocation Bonds, Near North Redevelopment Project, Senior Lien, LOC-Bank of New York Mellon	0.070%	1/1/19	8,035,000	8,035,000	(a)(b)
Evanston, IL, GO, Corporate Purpose	2.000%	12/1/14	450,000	451,943
Illinois Development Finance Authority Revenue, Evanston Northwestern, SPA-JPMorgan Chase	0.020%	5/1/31	2,500,000	2,500,000	(a)(b)
Illinois Finance Authority Revenue:
Dominican University, LOC-JPMorgan Chase	0.080%	3/1/36	3,865,000	3,865,000	(a)(b)
Everest Academy of Lemont Inc., LOC-First Midwest Bank N.A., FHLB	0.150%	2/1/34	355,000	355,000	(a)(b)
GO, Latin School Project, LOC-JPMorgan Chase	0.050%	8/1/35	1,000,000	1,000,000	(a)(b)
Northwestern Memorial Hospital	0.050%	8/15/42	8,135,000	8,135,000	(a)(b)
Illinois Housing Development Authority, MFH Revenue, Galesburg Towers Associates II, LOC-Harris N.A.	0.180%	12/1/35	3,580,000	3,580,000	(a)(b)(c)
Illinois State Development Finance Authority, Fenwick High School Project Revenue, LOC - PNC Bank N.A.	0.050%	3/1/32	3,300,000	3,300,000	(a)(b)
Illinois State Finance Authority Revenue, OSF Healthcare System, LOC-PNC Bank N.A.	0.050%	11/15/37	2,500,000	2,500,000	(a)(b)
Illinois State Finance Authority, MFH Revenue, Liberty Towers Associates, LOC-Harris N.A.	0.070%	10/1/39	3,240,000	3,240,000	(a)(b)
Illinois State Housing Development Authority Revenue, Florida House	0.060%	7/1/41	2,675,000	2,675,000	(a)(b)(c)
Illinois State Toll Highway Authority, Toll Highway Revenue, LOC-PNC Bank N.A.	0.050%	7/1/30	2,000,000	2,000,000	(a)(b)
Lombard, IL, Revenue, National University Health Sciences Project, LOC-JPMorgan Chase	0.050%	6/1/36	140,000	140,000	(a)(b)
Peoria, IL, Multi-Family Revenue, Housing, Oak Woods Apartments Project, FNMA, LIQ-FNMA	0.070%	10/15/28	2,800,000	2,800,000	(a)(b)(c)
University of Illinois, COP, PART, SPA-Bank of America	0.070%	8/15/21	1,750,000	1,750,000	(a)(b)
Total Illinois				56,271,943
Indiana — 1.2%
Hobart, IN, EDR, Albanese Confectionery, LOC-Harris N.A.	0.160%	7/1/31	2,235,000	2,235,000	(a)(b)(c)
Indiana Finance Authority Midwestern Disaster Relief Revenue, Ohio Valley Electric Corp. Project, LOC-Bank of Nova Scotia	0.050%	6/1/40	1,000,000	1,000,000	(a)(b)
Indiana State Finance Authority Revenue:
Lease Appropriation, SPA-JPMorgan Chase	0.040%	2/1/37	1,000,000	1,000,000	(a)(b)
State Revolving Fund	5.000%	2/1/15	300,000	305,897

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2014 Annual Report	35

Schedule of investments (cont’d)

August 31, 2014

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Indiana — continued
Indiana State Finance Authority, Environmental Revenue, Duke Energy Indiana Inc. Project, LOC-Sumitomo Mitsui Banking	0.020%	10/1/40	$3,555,000	$3,555,000	(a)(b)
Indianapolis, IN, MFH Revenue, Washington Pointe LP Project, FNMA, LIQ-FNMA	0.050%	4/15/39	295,000	295,000	(a)(b)
Total Indiana				8,390,897
Iowa — 0.6%
Iowa Finance Authority, IDR, Embria Health Sciences Project, LOC-Wells Fargo Bank	0.200%	6/1/32	1,340,000	1,340,000	(a)(b)(c)
Iowa State Finance Authority Health Facilities Revenue, Unity Point HealthCare, LOC-Union Bank N.A.	0.050%	2/15/39	2,465,000	2,465,000	(a)(b)
Total Iowa				3,805,000
Kentucky — 3.7%
Berea, KY:
Educational Facilities Revenue, Berea College Project	0.040%	6/1/29	3,890,000	3,890,000	(a)(b)
Educational Facilities Revenue, Berea College Project	0.040%	6/1/32	9,245,000	9,245,000	(a)(b)
Boone County, KY, Industrial Building Revenue, Kiswel Inc. Project, LOC-Branch Banking & Trust	0.090%	5/1/27	3,835,000	3,835,000	(a)(b)(c)
Kentucky Economic Development Finance Authority, Hospital Facilities Revenue, Baptist Healthcare System, LOC-Branch Banking & Trust	0.040%	8/15/38	4,400,000	4,400,000	(a)(b)
Richmond, KY, League of Cities Funding Trust, Lease Program Revenue, LOC-U.S. Bank	0.060%	3/1/36	2,455,000	2,455,000	(a)(b)
Williamstown, KY, League of Cities Funding Trust Lease Revenue, LOC-U.S. Bank N.A.	0.060%	7/1/38	1,255,000	1,255,000	(a)(b)
Total Kentucky				25,080,000
Louisiana — 0.7%
Louisiana State PFA Revenue:
Tiger Athletic Foundation, LOC-Capital One N.A., FHLB	0.050%	9/2/33	2,260,000	2,260,000	(a)(b)
Tiger Athletic Foundation, LOC-Capital One N.A., FHLB	0.050%	9/2/39	2,275,000	2,275,000	(a)(b)
Total Louisiana				4,535,000
Maryland — 1.1%
Howard County, MD, Revenue, Glenelg Country School, LOC-PNC Bank N.A.	0.060%	7/1/26	2,375,000	2,375,000	(a)(b)
Maryland State Community Development Administration, Department of Housing & Community Development Revenue, Residential, SPA-TD Bank N.A.	0.040%	9/1/43	3,000,000	3,000,000	(a)(b)
Maryland State Health & Higher EFA Revenue, University of Maryland Medical System, LOC-TD Bank N.A.	0.040%	7/1/41	900,000	900,000	(a)(b)
Maryland State, GO, State and Local Facilities Loan	5.000%	2/15/15	100,000	102,161
Montgomery County, MD, GO, Public Improvement	5.000%	5/1/15	100,000	103,135

See Notes to Financial Statements.

36	Tax Free Reserves Portfolio 2014 Annual Report

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Maryland — continued
Prince Georges County, MD, GO:
Consolidated Public Improvement	5.000%	10/1/14	$125,000	$125,485
Public Improvement	4.000%	9/15/14	500,000	500,730
Washington, MD, Suburban Sanitary District, GO, Consolidated Public Improvement	4.000%	6/1/15	150,000	154,212
Total Maryland				7,260,723
Massachusetts — 2.7%
Haverhill, MA, GO, State Aid Anticipation Notes	1.250%	12/12/14	1,000,000	1,002,497
Massachusetts State DFA Revenue:
Partners Healthcare System Inc., LOC-U.S. Bank NA	0.030%	7/1/48	3,000,000	3,000,000	(a)(b)
Partners Healthcare Systems Inc., SPA-Wells Fargo Bank N.A.	0.030%	7/1/46	1,500,000	1,500,000	(a)(b)
Massachusetts State DFA, MFH Revenue, Archstone Readstone, LOC-FHLMC	0.070%	12/1/37	2,600,000	2,600,000	(a)(b)(c)
Massachusetts State HEFA Revenue:
Partners Healthcare Systems, SPA-JPMorgan Chase	0.030%	7/1/27	5,000,000	5,000,000	(a)(b)
Pool Loan Program, LOC-TD Bank N.A.	0.040%	2/1/38	1,120,000	1,120,000	(a)(b)
Massachusetts State Water Pollution Abatement Trust Revenue, Pool Program	5.000%	8/1/15	115,000	119,945
Massachusetts State Water Resources Authority Revenue, SPA-JPMorgan Chase	0.060%	8/1/37	3,765,000	3,765,000	(a)(b)
Total Massachusetts				18,107,442
Michigan — 0.4%
Michigan State Strategic Fund Ltd. Obligation Revenue, Kroger Co. Recovery Zone, LOC-Bank of Tokyo-Mitsubishi UFJ	0.050%	1/1/26	2,400,000	2,400,000	(a)(b)
Minnesota — 1.9%
Metropolitan Council, Minneapolis-St. Paul Metropolitan Area, GO, TRAN	5.000%	3/1/15	300,000	307,110
Rochester, MN, Health Care Facilities Revenue:
Mayo Clinic, SPA-Northern Trust Co.	0.030%	11/15/38	11,100,000	11,100,000	(a)(b)
Mayo Foundation, SPA-Bank of America N.A.	0.030%	8/15/32	1,100,000	1,100,000	(a)(b)
St. Paul, MN, Sewer Revenue	2.000%	12/1/14	300,000	301,301
Total Minnesota				12,808,411
Mississippi — 2.6%
Mississippi Business Finance Commission Gulf Opportunity Zone Revenue, Chevron U.S.A. Inc.	0.020%	11/1/35	4,200,000	4,200,000	(a)(b)
Mississippi State Business Finance Commission Gulf Opportunity Revenue:
Chevron U.S.A. Inc.	0.020%	11/1/35	5,000,000	5,000,000	(a)(b)
Chevron U.S.A. Inc.	0.040%	11/1/35	8,200,000	8,200,000	(a)(b)
Total Mississippi				17,400,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2014 Annual Report	37

Schedule of investments (cont’d)

August 31, 2014

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Missouri — 2.1%
Missouri State HEFA Revenue, Washington University, SPA-JPMorgan Chase	0.020%	9/1/30	$1,500,000	$1,500,000	(a)(b)
Springfield, MO, IDA Revenue, McIntosh Holdings LLC Project, LOC-U.S. Bank N.A.	0.070%	9/1/26	1,745,000	1,745,000	(a)(b)(c)
St. Charles County, MO, IDA Revenue, Newco Enterprises Inc. Project, LOC-BMO Harris Bank N.A.	0.060%	12/1/29	4,100,000	4,100,000	(a)(b)(c)
Washington, MO, Industrial Revenue, Pauwels Transformers Inc. Project, LOC-HSBC Bank USA NA	0.250%	12/1/28	6,845,000	6,845,000	(a)(b)(c)
Total Missouri				14,190,000
Nebraska — 0.1%
Lincoln West Haymarket, NE, Joint Public Agency, GO	2.000%	12/15/14	320,000	321,580
Lincoln, NE, GO	1.500%	12/1/14	500,000	501,581
Total Nebraska				823,161
Nevada — 0.1%
Nevada State Unemployment Compensation Fund Special Revenue	2.000%	12/1/14	400,000	401,732
New Hampshire — 0.4%
New Hampshire State Business Finance Authority Revenue, The Mark H. Wentworth Home, LOC-TD Bank N.A.	0.040%	12/1/36	1,295,000	1,295,000	(a)(b)
New Hampshire State HEFA Revenue, University System	0.100%	7/1/33	1,360,000	1,360,000	(a)(b)
Total New Hampshire				2,655,000
New Jersey — 3.8%
Bergen County, NJ, Improvement Authority Revenue, County GTD	5.000%	12/15/14	500,000	506,847
East Brunswick Township, NJ, GO, BAN	1.000%	3/20/15	2,755,000	2,766,745
Hudson County, NJ, Improvement Authority Revenue, County GTD Pooled Notes	1.000%	5/13/15	3,150,000	3,165,717
Hunterdon, NJ, Central Regional High School District, GO	3.000%	9/15/14	210,000	210,218
Lakewood Township, NJ, GO, BAN	1.000%	4/9/15	2,500,000	2,506,890
Lower Township, NJ, Municipal Utilities Authority Revenue	2.000%	12/1/14	215,000	215,850
Monmouth County, NJ, Improvement Authority Revenue, Governmental Pooled Loan Notes, County GTD	2.000%	12/4/14	1,800,000	1,808,325
New Jersey Environmental Infrastructure Trust Revenue	5.000%	9/1/14	100,000	100,000
New Jersey State Health Care Facilities Financing Authority Revenue, Virtua Health Inc., LOC-JPMorgan Chase	0.030%	7/1/43	200,000	200,000	(a)(b)
Ocean County, NJ, GO, General Improvement	2.000%	11/1/14	1,000,000	1,002,949
Princeton, NJ, Regional School District, GO	3.000%	2/1/15	100,000	101,141
River Vale, NJ, GO, BAN	1.000%	10/10/14	11,260,000	11,266,937
Somerset County, NJ, GO	3.700%	9/1/14	100,000	100,000
South Brunswick Township, NJ, GO	1.000%	10/1/14	300,000	300,177
Sussex County, NJ, Municipal Utilities Authority Revenue, Paulins Kill Basin Water Reclamation System Project Notes, County GTD	1.500%	2/13/15	1,562,000	1,569,732
Total New Jersey				25,821,528

See Notes to Financial Statements.

38	Tax Free Reserves Portfolio 2014 Annual Report

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
New York — 17.7%
Bedford, NY, GO, BAN	1.000%	12/5/14	$2,976,525	$2,982,242
Bethlehem, NY, CSD, GO, BAN	1.000%	7/22/15	834,000	838,788
Build NYC Resource Corp., NY, Revenue, Loan Enhanced Assistance Program, LOC-JPMorgan Chase	0.050%	3/1/38	4,300,000	4,300,000	(a)(b)
Chili, NY, GO, BAN	1.000%	12/19/14	500,000	500,325
Clinton, NY, CSD, GO, BAN	1.000%	6/25/15	1,100,000	1,104,452
Corinth, NY, CSD, GO, BAN	1.000%	12/18/14	1,675,000	1,676,571
East Rockaway, NY, GO, BAN	1.000%	6/11/15	1,600,000	1,608,027
Eastchester, NY, GO, BAN	1.250%	7/22/15	900,000	906,759
Hamburg Town, NY, GO, BAN	1.000%	7/9/15	2,750,000	2,765,629
Kingston, NY, GO, BAN	1.000%	10/30/14	1,020,000	1,020,506
Lindenhurst, NY, GO, BAN, Public Improvement	1.000%	8/14/15	2,830,000	2,847,407
Long Island, NY, Power Authority Revenue, LOC-TD Bank N.A.	0.030%	12/1/29	3,000,000	3,000,000	(a)(b)
Mamaroneck Village, NY, GO, BAN	1.000%	9/4/14	2,900,000	2,900,154
MTA, NY, Revenue:
LOC-JPMorgan Chase	0.050%	11/1/35	2,400,000	2,400,000	(a)(b)
LOC-PNC Bank N.A.	0.030%	11/1/35	250,000	250,000	(a)(b)
Nassau County, NY, GO, TAN	2.000%	9/15/14	7,600,000	7,604,233
Nassau County, NY, Interim Finance Authority Revenue, LOC-Sumitomo Mitusi Banking, Sales Tax Secured	0.050%	11/15/21	830,000	830,000	(a)(b)
Nassau Health Care Corp., NY, Revenue, Nassau County GTD, LOC-Wells Fargo Bank N.A.	0.060%	8/1/29	23,000,000	23,000,000	(d)
New York City, NY, GO:
LOC-Bank of New York Mellon	0.040%	3/1/34	800,000	800,000	(a)(b)
SPA-JPMorgan Chase	0.040%	8/1/38	3,700,000	3,700,000	(a)(b)
New York City, NY, HDC, MFH Revenue, LIQ-JPMorgan Chase	0.030%	5/1/18	650,000	650,000	(a)(b)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, SPA-Dexia Credit Local	0.050%	6/15/33	3,000,000	3,000,000	(a)(b)
New York City, NY, TFA Revenue:
Future Tax Secured, SPA-Citibank N.A.	0.040%	8/1/31	200,000	200,000	(a)(b)
New York City Recovery Project Revenue, SPA-Royal Bank of Canada	0.030%	11/1/22	10,010,000	10,010,000	(a)(b)
New York City Recovery Project Revenue, SPA-Royal Bank of Canada	0.040%	11/1/22	6,245,000	6,245,000	(a)(b)
New York City, NY, Trust for Cultural Resources Revenue, Lincoln Center for the Performing Arts Inc., LOC-Bank of America N.A.	0.040%	12/1/35	500,000	500,000	(a)(b)
New York State Dormitory Authority Revenue:
Cornell University, SPA-JPMorgan Chase	0.050%	7/1/29	1,470,000	1,470,000	(a)(b)
Cornell University, SPA-JPMorgan Chase	0.050%	7/1/30	1,185,000	1,185,000	(a)(b)

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2014 Annual Report	39

Schedule of investments (cont’d)

August 31, 2014

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
Non-State Supported Debt, Northern Westchester Association, LOC-TD Bank N.A.	0.040%	11/1/34	$500,000	$500,000	(a)(b)
Non-State Supported Debt, Rockefeller University, SPA-JPMorgan Chase	0.060%	7/1/32	2,000,000	2,000,000	(a)(b)
Non-State Supported Debt, Rockefeller University, SPA-JPMorgan Chase	0.060%	7/1/35	95,000	95,000	(a)(b)
Non-State Supported Debt, Wagner College, LOC-TD Bank N.A.	0.040%	7/1/38	470,000	470,000	(a)(b)
State Supported Debt, City University of New York, LOC-TD Bank N.A.	0.040%	7/1/31	500,000	500,000	(a)(b)
New York State Housing Finance Agency Revenue, Gotham West Housing, LOC-Wells Fargo Bank N.A.	0.030%	5/1/45	3,400,000	3,400,000	(a)(b)
New York State LGAC Revenue, Senior Lien	0.050%	4/1/21	2,300,000	2,300,000	(a)(b)
New York, NY, GO:
LOC-Mizuho Corporate Bank	0.040%	10/1/38	3,330,000	3,330,000	(a)(b)
LOC-Mizuho Corporate Bank	0.020%	10/1/40	2,200,000	2,200,000	(a)(b)
Ossining Town, NY, GO, BAN	1.000%	8/21/15	600,000	602,661
Pawling, NY, CSD, GO, BAN	1.000%	2/18/15	1,000,000	1,002,620	(e)
Pleasantville, NY, GO, BAN	1.000%	8/21/15	750,000	754,343
Spencerport, NY, CSD, GO, BAN	1.000%	6/24/15	3,075,000	3,091,134
Triborough Bridge & Tunnel Authority, NY, Revenues	0.040%	11/1/35	1,100,000	1,100,000	(a)(b)
Triborough Bridge & Tunnel Authority, NY, Revenues:
LOC-U.S. Bank N.A.	0.040%	1/1/33	4,900,000	4,900,000	(a)(b)
LOC-U.S. Bank N.A.	0.040%	11/1/35	800,000	800,000	(a)(b)
Westchester County, NY, Industrial Development Agency, Civic Facility Revenue, Northern Westchester Hospital Association, LOC-TD Bank N.A.	0.040%	11/1/24	2,190,000	2,190,000	(a)(b)
Westhampton Beach, NY, Fire District, GO, BAN	1.000%	8/4/15	1,100,000	1,104,337
Yorktown, NY, CSD, GO, TAN	1.000%	10/31/14	800,000	800,936
Total New York				119,436,124
North Carolina — 4.5%
Charlotte, NC, COP:
2003 Governmental Facilities Project	0.040%	6/1/33	200,000	200,000	(a)(b)
Central Yard Project, SPA-Bank of America N.A.	0.050%	3/1/25	4,345,000	4,345,000	(a)(b)
Durham, NC, GO	3.000%	6/1/15	100,000	102,064
Durham, NC, Limited Obligation Revenue	4.000%	10/1/14	100,000	100,303
Guilford County, NC, GO, SPA-Wells Fargo Bank N.A.	0.040%	3/1/25	800,000	800,000	(a)(b)
Mecklenburg County, NC, GO	5.000%	3/1/15	100,000	102,350
North Carolina Capital Facilities Finance Agency Revenue, Triangle Aquatic Center Project, LOC-Wells Fargo Bank N.A.	0.050%	8/1/28	2,800,000	2,800,000	(a)(b)

See Notes to Financial Statements.

40	Tax Free Reserves Portfolio 2014 Annual Report

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
North Carolina — continued
North Carolina Capital Facilities Finance Agency, Student Revenue, UNCP University Foundation Inc., LOC-Wells Fargo Bank N.A.	0.050%	7/1/31	$2,180,000	$2,180,000	(a)(b)
North Carolina State Capital Facilities Finance Agency, Educational Facilities Revenue:
High Point University Project, LOC-Branch Banking & Trust	0.040%	5/1/30	3,025,000	3,025,000	(a)(b)
Meredith College, LOC-Wells Fargo Bank N.A.	0.050%	6/1/38	1,310,000	1,310,000	(a)(b)
North Carolina State Capital Facilities Finance Agency, Recreational Facilities Revenue, YMCA of Greater Charlotte Project, LOC-Wells Fargo Bank N.A.	0.040%	4/1/29	1,915,000	1,915,000	(a)(b)
North Carolina State, GO	4.000%	9/1/14	100,000	100,000
North Carolina State, GO	4.000%	3/1/15	100,000	101,848
Raleigh, NC, Combined Enterprise System Revenue, SPA-Wells Fargo Bank N.A.	0.040%	3/1/35	900,000	900,000	(a)(b)
Raleigh, NC, COP, Downtown Improvement Project, SPA-Wells Fargo Bank N.A.	0.040%	2/1/34	7,300,000	7,300,000	(a)(b)
Wake County, NC, GO	4.000%	2/1/15	100,000	101,555
Wake County, NC, Limited Obligation Revenue	3.000%	1/1/15	125,000	126,113
Winston-Salem, NC, Water and Sewer System Revenue, Refunding, SPA-Dexia Credit Local	0.050%	6/1/28	4,730,000	4,730,000	(a)(b)
Winston-Salem, NC, Water & Sewer Systems Revenue	4.000%	6/1/15	300,000	308,376
Total North Carolina				30,547,609
North Dakota — 0.3%
North Dakota State Housing Finance Agency Revenue, Housing Finance Program, Home Mortgage Finance	0.050%	7/1/39	1,900,000	1,900,000	(a)(b)
Ohio — 0.2%
Columbus, OH, GO, Various Purpose	5.000%	9/1/14	125,000	125,000
Franklin County, OH, GO	4.000%	12/1/14	250,000	252,336
Ohio State, GO:
Common Schools	0.040%	6/15/26	530,000	530,000	(a)(b)
Third Frontier Research & Development	2.000%	5/1/15	150,000	151,757
Total Ohio				1,059,093
Oregon — 0.4%
Oregon State, GO, Veterans Welfare, SPA-U.S. Bank N.A.	0.030%	6/1/40	3,000,000	3,000,000	(a)(b)
Pennsylvania — 6.9%
Adams County, PA, IDA Revenue, LOC-PNC Bank N.A.	0.040%	6/1/32	3,435,000	3,435,000	(a)(b)
Allegheny County, PA, Higher Education Building Authority, University Revenue, Carnegie Mellon University, SPA-Bank of New York	0.030%	12/1/37	8,100,000	8,100,000	(a)(b)
Allegheny County, PA, IDA Revenue, Education Center Watson, LOC-PNC Bank N.A.	0.050%	5/1/31	3,000,000	3,000,000	(a)(b)

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2014 Annual Report	41

Schedule of investments (cont’d)

August 31, 2014

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Allegheny County, PA, IDA, Little Sisters of the Poor Project, LOC-PNC Bank N.A.	0.060%	1/1/28	$500,000	$500,000	(a)(b)
Geisinger Authority, PA, Health System Revenue:
Geisinger Health System, SPA-PNC Bank N.A.	0.030%	8/1/22	6,700,000	6,700,000	(a)(b)
Geisinger Health System, SPA-PNC Bank N.A.	0.030%	8/1/28	1,250,000	1,250,000	(a)(b)
Lancaster County, PA, Hospital Authority Revenue, Masonic Homes Project, LOC-JPMorgan Chase	0.030%	7/1/34	1,415,000	1,415,000	(a)(b)
Montgomery County, PA , GO, SPA-PNC Bank N.A.	0.030%	8/15/24	19,575,000	19,575,000	(a)(b)
Pennsylvania Housing Finance Agency, Building Development, SPA-PNC Bank N.A.	0.050%	1/1/34	1,040,000	1,040,000	(a)(b)
Pennsylvania State Housing Finance Agency, Single-Family Mortgage Revenue	0.060%	4/1/26	1,050,000	1,050,000	(a)(b)(c)
Pennsylvania State Housing Finance Agency, Single-Family Mortgage Revenue, SPA-TD Bank N.A.	0.050%	4/1/35	400,000	400,000	(a)(b)(c)
Total Pennsylvania				46,465,000
Rhode Island — 0.0%
Rhode Island State Clean Water Finance Agency Water PCR, Revolving Fund Pooled Loan	3.000%	10/1/14	200,000	200,451
South Carolina — 1.0%
South Carolina Jobs EDA, IDR, South Carolina Electric & Gas Co., LOC-Branch Banking & Trust	0.060%	12/1/38	6,930,000	6,930,000	(a)(b)(c)
Tennessee — 1.0%
Blount County, TN, Public Building Authority:
Local Government Public Improvement, LOC-Branch Banking & Trust	0.040%	6/1/37	1,475,000	1,475,000	(a)(b)
Local Government Public Improvement, LOC-Branch Banking & Trust	0.040%	6/1/39	1,560,000	1,560,000	(a)(b)
Blount County, TN, Public Building Authority Revenue	0.040%	6/1/42	3,460,000	3,460,000	(a)(b)
Franklin,TN, GO, Public Improvement	2.500%	3/1/15	100,000	101,103
Hendersonville, TN, Utility District Waterworks & Sewer Revenue	4.000%	2/1/15	400,000	406,257
Total Tennessee				7,002,360
Texas — 0.7%
Dallas, TX, Waterworks & Sewer System Revenue, AMBAC	5.000%	10/1/14	200,000	200,778
Denton ,TX, GO, Improvement	2.000%	2/15/15	700,000	705,543
Denton County, TX, GO, Permanent Improvement	2.000%	7/15/15	125,000	126,840
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Herman Health System	0.020%	12/1/43	2,500,000	2,500,000	(a)(b)
Rockwall, TX, ISD, GO, School Building, PSFG, SPA-Dexia Credit Local	0.050%	8/1/37	170,000	170,000	(a)(b)
Tarrant, TX, Regional Water District Revenue, Water Control And Improvement	5.000%	3/1/15	170,000	174,004

See Notes to Financial Statements.

42	Tax Free Reserves Portfolio 2014 Annual Report

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Texas State, GO:
Mobility Fund, SPA-Royal Bank of Canada	0.040%	4/1/30	$820,000	$820,000	(a)(b)
Transport Commission — Mobility Fund	5.000%	4/1/15	90,000	92,447
Transport Commission — Mobility Fund	5.000%	4/1/15	10,000	10,272	(f)
Total Texas				4,799,884
Utah — 0.4%
Weber County, UT, Hospital Revenue, IHC Health Services Inc., SPA-Westdeutsche Landesbank	0.040%	2/15/32	2,800,000	2,800,000	(a)(b)
Vermont — 1.0%
Vermont Housing Finance Agency, Student Housing Facilities Revenue, West Block University Vermont Project, LOC-Sovereign Bank FSB & Lloyds TSB Bank PLC	0.070%	7/1/37	6,660,000	6,660,000	(a)(b)
Virginia — 0.4%
Fairfax County ,VA, GO, Public Improvement	5.000%	4/1/15	100,000	102,765
Fairfax County, VA, GO	5.000%	10/1/14	500,000	502,009
Loudoun County, VA, IDA Revenue, Howard Hughes Medical Institute	0.020%	6/1/43	700,000	700,000	(a)(b)
Lynchburg, VA, IDA Revenue:
Central Health Inc., NATL, LOC-Branch Banking & Trust	0.040%	1/1/35	770,000	770,000	(a)(b)
Central Health Inc., NATL, LOC-Branch Banking & Trust	0.040%	1/1/35	200,000	200,000	(a)(b)
Virginia Beach, VA, GO	5.000%	9/15/14	275,000	275,503
Virginia State College Building Authority, Educational Facilities Revenue, Public Higher Educational Financing Program, State Intercept	5.000%	9/1/14	150,000	150,000
Virginia State Resources Authority Clean Water Revenue, State Revolving Fund	5.000%	10/1/14	130,000	130,501
Virginia State Resources Authority Infrastructure Revenue:
Senior, Pooled Financing Program	3.000%	11/1/14	170,000	170,764
Senior, Pooled Financing Program	3.000%	11/1/14	5,000	5,022	(f)
Total Virginia				3,006,564
Washington — 2.9%
Central Puget Sound, WA, Regional Transportation Authority Revenue, NATL	5.250%	2/1/15	150,000	153,108
King County, WA, GO	5.000%	12/1/14	100,000	101,171
King County, WA, School District No. 405 Bellevue, GO, AGM	5.000%	12/1/14	290,000	293,427
Olympia, WA, EDA, Spring Air Northwest Project, LOC-U.S. Bank	0.090%	11/1/23	995,000	995,000	(a)(b)(c)
Pierce County, WA, School District No. 401 Peninsula, GO, School Board Guaranty	4.000%	12/1/14	200,000	201,842
Tacoma, WA, Electric System Revenue	4.000%	1/1/15	100,000	101,204
Vancouver, WA, Housing Authority Revenue, LIQ-FHLMC	0.040%	12/1/38	3,690,000	3,690,000	(a)(b)

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2014 Annual Report	43

Schedule of investments (cont’d)

August 31, 2014

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Washington — continued
Washington State Health Care Facilities Authority Revenue:
Multicare Health System, LOC-Barclays Bank PLC	0.040%	8/15/41	$1,690,000	$1,690,000	(a)(b)
Multicare Health System, LOC-Barclays Bank PLC	0.050%	8/15/41	12,390,000	12,390,000	(a)(b)
Total Washington				19,615,752
Wisconsin — 1.1%
Madison, WI, GO, Promissory Notes	3.750%	10/1/14	400,000	401,149
Wisconsin State HEFA Revenue:
Hospital Sisters Services, LOC-Bank of Montreal	0.050%	8/1/40	300,000	300,000	(a)(b)
Indian Community School of Milwaukee, LOC-JPMorgan Chase	0.040%	12/1/36	6,700,000	6,700,000	(a)(b)
Total Wisconsin				7,401,149
Total Investments — 99.9% (Cost — $673,149,490#)				673,149,490
Other Assets in Excess of Liabilities — 0.1%				489,870
Total Net Assets — 100.0%				$673,639,360

(a)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(b)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Security is purchased on a when-issued basis.

(f)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BAN	— Bond Anticipation Notes
CDA	— Communities Development Authority
COP	— Certificates of Participation
CSD	— Central School District
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed

See Notes to Financial Statements.

44	Tax Free Reserves Portfolio 2014 Annual Report

Tax Free Reserves Portfolio

HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
ISD	— Independent School District
LGAC	— Local Government Assistance Corporation
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PART	— Partnership Structure
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PFA	— Public Facilities Authority
PSFG	— Permanent School Fund Guaranty
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TAN	— Tax Anticipation Notes
TECP	— Tax Exempt Commercial Paper
TFA	— Transitional Finance Authority
TRAN	— Tax and Revenue Anticipation Note
UNCP	— University of North Carolina at Penbroke
USD	— Unified School District

Ratings table* (unaudited)
Standard & Poor’s/Moody’s/Fitch**
A-1	60.0%
VMIG 1	22.8
P-1	3.8
SP-1	3.3
F-1	2.5
AAA/Aaa	1.6
AA/Aa	0.5
MIG 1	0.5
NR	5.0
100.0%

*	As a percentage of total investments.

**	Standard & Poor’s primary rating; Moody’s secondary; then Fitch. The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower.

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2014 Annual Report	45

Statement of assets and liabilities

August 31, 2014

Assets:
Investments, at value	$673,149,490
Cash	16,395
Receivable for securities sold	1,015,000
Interest receivable	580,333
Total Assets	674,761,218

Liabilities:
Payable for securities purchased	1,002,620
Investment management fee payable	13,047
Trustees’ fees payable	1,162
Accrued expenses	105,029
Total Liabilities	1,121,858
Total Net Assets	$673,639,360

Represented by:
Paid-in capital	$673,639,360

See Notes to Financial Statements.

46	Tax Free Reserves Portfolio 2014 Annual Report

Statement of operations

For the Year Ended August 31, 2014

Investment Income:
Interest	$1,017,363

Expenses:
Investment management fee (Note 2)	1,319,878
Fund accounting fees	78,150
Custody fees	65,018
Legal fees	63,615
Audit and tax fees	44,240
Trustees’ fees	16,728
Miscellaneous expenses	45,621
Total Expenses	1,633,250
Less: Fee waivers and/or expense reimbursements (Note 2)	(801,436)
Net Expenses	831,814
Net Investment Income	185,549
Net Realized Loss on Investments	(3,441)
Increase in Net Assets from Operations	$182,108

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2014 Annual Report	47

Statements of changes in net assets

For the Years Ended August 31,	2014	2013

Operations:
Net investment income	$185,549	$569,161
Net realized gain (loss)	(3,441)	74,794
Increase in Net Assets From Operations	182,108	643,955

Capital Transactions:
Proceeds from contributions	1,092,335,067	1,440,632,790
Value of withdrawals	(1,486,411,352)	(1,934,304,343)
Decrease in Net Assets From Capital Transactions	(394,076,285)	(493,671,553)
Decrease in Net Assets	(393,894,177)	(493,027,598)

Net Assets:
Beginning of year	1,067,533,537	1,560,561,135
End of year	$673,639,360	$1,067,533,537

See Notes to Financial Statements.

48	Tax Free Reserves Portfolio 2014 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended August 31:
	2014	2013	2012	2011	2010

Net assets, end of year (millions)	$674	$1,068	$1,561	$2,815	$2,653
Total return, based on NAV[1]	0.03%	0.05%	0.11%	0.23%	0.17%

Ratios to average net assets:
Gross expenses	0.19%	0.17%	0.17%	0.16%	0.16%
Net expenses[2,3,4]	0.09 [5]	0.13 [5]	0.15	0.15	0.15
Net investment income	0.02	0.05	0.12	0.23	0.18

[1]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[2]

As a result of a voluntary expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Portfolio did not exceed 0.15%. This arrangement may be reduced or terminated under certain circumstances.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2014 Annual Report	49

Notes to financial statements

1. Organization and significant accounting policies

Tax Free Reserves Portfolio (the “Portfolio”) is a separate non-diversified investment series of Master Portfolio Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At August 31, 2014, all investors in the Portfolio were funds advised or administered by the manager of the Portfolio and/or its affiliates.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. In accordance with Rule 2a-7 under the 1940 Act, money market instruments are valued at amortized cost, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

50	Tax Free Reserves Portfolio 2014 Annual Report

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-term investments†	—	$673,149,490	—	$673,149,490

†	See Schedule of Investments for additional detailed categorizations.

(b) Interest income and expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the manager.

(c) Method of allocation. Net investment income of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio (the “Holders”) at the time of such determination. Gross realized gains and/or losses of the Portfolio are allocated to the Holders in a manner such that, the net asset values per share of each Holder, after each such allocation is closer to the total of all Holders’ net asset values divided by the aggregate number of shares outstanding for all Holders.

(d) Credit and market risk. The Portfolio may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets and in some cases are backed by a financial institution serving as a liquidity provider. Demand features are often issued by third party financial institutions, generally domestic and foreign banks, and by brokerage firms or insurance companies. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. Accordingly, the credit quality and liquidity of the Portfolio’s investments may be dependent in part on the credit quality of the institutions supporting the Portfolio’s investments and changes in the credit quality of these institutions could cause losses to the Portfolio and affect its share price. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Tax Free Reserves Portfolio 2014 Annual Report	51

Notes to financial statements (cont’d)

(e) Securities traded on a when-issued basis. The Portfolio may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(g) Income taxes. The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2014, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.15% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio.

52	Tax Free Reserves Portfolio 2014 Annual Report

During the year ended August 31, 2014, as a result of a voluntary expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets did not exceed 0.15%. This arrangement may be reduced or terminated under certain circumstances.

The investment manager has voluntarily undertaken to limit Portfolio expenses in order to maintain a minimum yield. Such expense limitations may fluctuate daily and are voluntary and temporary and may be terminated by the investment manager at any time without notice.

During the year ended August 31, 2014, fees waived and/or expenses reimbursed amounted to $801,436.

The investment manager is permitted to recapture amounts waived or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended August 31, 2014, the Portfolio did not invest in derivative instruments.

4. Money market fund reform

In July 2014, the U.S. Securities and Exchange Commission adopted money market fund reform to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The reforms will require institutional prime and institutional municipal money market funds to sell and redeem shares at prices based on their market value (a floating net asset value). The reforms will also allow money market funds to impose liquidity fees and suspend redemptions temporarily, and will impose new requirements related to diversification, stress testing, and disclosure. As a result, the Portfolio may be required to implement changes that will impact and may adversely affect the Portfolio and its investors. The new rules will take effect in stages over the next two years.

Tax Free Reserves Portfolio 2014 Annual Report	53

Report of independent registered public accounting firm

The Board of Trustees and Investors

Master Portfolio Trust:

We have audited the accompanying statement of assets and liabilities of Tax Free Reserves Portfolio (the “Portfolio”), a series of Master Portfolio Trust, including the schedule of investments, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax Free Reserves Portfolio as of August 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 17, 2014

54	Tax Free Reserves Portfolio 2014 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The Trustees and Officers of the Fund also serve as the Trustees and Officers of the Portfolio. Information about the Trustees and Officers of the Fund can be found on page 23 through 29 of this report.

Tax Free Reserves Portfolio	55

Western Asset

Tax Free Reserves

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Tax Free Reserves

The Fund is a separate investment series of Legg Mason Partners Money Market Trust, a Maryland statutory trust.

Western Asset Tax Free Reserves

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926 or 1-203-703-6002.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926 or 1-203-703-6002, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Tax Free Reserves. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010353 10/14 SR14-2311

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2013 and August 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $188,900 in 2013 and $206,461 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2013 and $0 in 2014.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $40,900 in 2013 and $24,300 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Money Market Trust were $1,075 in 2013 and $0 in 2014.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with

LMPFA that provided ongoing services to Legg Mason Partners Money Market Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph(c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Money Market Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Money Market Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Money Market Trust during the reporting period were $0 in 2014.

(h) Yes. Legg Mason Partners Money Market Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Money Market Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Money Market Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	October 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	October 24, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	October 24, 2014